
                                      MONTHLY CERTIFICAUEHOLDERS STATEMENT
                                         NationsBank OF DELAWARE, N.A.
                                      NATIONSBANK CREDIT CARD MASTER TRUST
                                                 SERIES 1996-1

     Pursuant  to  the  Master  Pooling  and  Servicing  Agreement,  dated  as  of  December  1,  1993
     (AU  amended  or  supplemented,  the  "Pooling  and  Servicing  Agreement"),  AU  supplemented by the
     Series  1996-1  Supplement,  dated  as  of  June11,  1996  (the  "Supplement"  and,  together  with the  Pooling  and  Servicing  Agreement,  the  "Agreement"),  each  between  NationsBank of Delaware,
     N.A.  as  Transferor  and  Servicer,  and  The  Bank  of  New  York,  as  Trustee,  the  Servicer  is
     required  to  prepare  certain  information  each month regarding distributions to Certificateholders and  the  performance of the Trust.  The information with respect to the applicable Distribution Date and  Due  Period  is  set  forth  below.

     Due Period                                                                                 Mar-01
     Determination Date                                                                      09-Apr-01
     Transfer Date                                                                           13-Apr-01
     Distribution date                                                                       16-Apr-01
     Interest Period                                                                   3/15/01-6/14/01
     Interest Payment date                                                                   15-Mar-01
     Amortization Period?                                                                           No
     Class A Accumulation Period?                                                                   No
     Class B Accumulation Period?                                                                   No
     Early Amortization Period?                                                                     No




A      Receivables for Due Period
A(1)   Beginning Principal Receivables                                                   2,705,586,861.24
       Beginning Finance Charge Receivables (excluding Interchange)                         29,715,195.72
       Beginning Discount Receivables                                                                0.00
                                                                                         -----------------
       Beginning Receivables                                                             2,735,302,056.96

A(2)   Removed Principal Receivables                                                                 0.00
       Removed Finance Charge Receivables (excluding Interchange)                                    0.00
                                                                                         -----------------
       Removed Receivables                                                                           0.00

A(3)   Principal Receivables with respect to Additional Accounts                                     0.00
       Finance Charge Receivables with respect to Additional Accounts
       (excluding Interchange)                                                                       0.00
                                                                                         -----------------
       Receivables with respect to Additional Accounts                                               0.00

A(4)   Principal Receivables billed                                                        535,167,092.37
       Finance Charge Receivables billed (excluding Interchange)                            36,042,281.79
                                                                                         -----------------
       Receivables billed                                                                  571,209,374.16

A(5)   Discount Receivables generated                                                                0.00

A(6)   Collections of Principal Receivables                                                595,672,683.20
       Collections of Finance Charge Receivables (excluding Interchange)                    41,440,649.04
                                                                                         -----------------
       Total Collections                                                                   637,113,332.24

A(7)   Default Amount (excluding Recoveries)                                                12,681,565.09

A(8)   Ending Principal Receivables                                                      2,632,399,705.32
       Ending Finance Charge Receivables (excluding Interchange)                            24,316,828.47
       Ending Discount Receivables                                                                   0.00
                                                                                         -----------------
       Ending Receivables                                                                2,656,716,533.79

A(9)   Beginning aggregate Invested Amount                                               1,422,915,000.00
       Beginning aggregate Invested Percentage                                                      47.41%

A(10)  Beginning Transferor Amount                                                                   0.47
       Net Change in Transferor Amount                                                     (73,187,155.92)
                                                                                         -----------------
       Ending Transferor Amount                                                          1,209,484,705.32
       Beginning Transferor Interest Percentage                                                     47.41%

A(11)  Collections of Finance Charge Receivables allocable to Interchange                    7,404,719.17


       Exhibit 99 F, G and H
       Page 11 of 17

B      Delinquencies and Losses for Due Period

B(1)   Delinquent Accounts
       30-59 Days Delinquent                                                                       10,909
       60-89 Days Delinquent                                                                        6,369
       90-119 Days Delinquent                                                                       5,027
       120+ Days Delinquent                                                                         6,625

B(2)   Defaulted Accounts                                                                               0

B(3)   Delinquent Receivables
       30-59 Days Delinquent                                                                46,618,865.40
       60-89 Days Delinquent                                                                28,785,673.16
       90-119 Days Delinquent                                                               22,750,582.57
       120+ Days Delinquent                                                                 32,652,811.78

B(4)   Default Amount                                                                        7,117,265.64

C      BBse Rate and Portfolio Yield

C(1)   BBse Rate (Current Due Period)                                                                7.59%
       BBse Rate (Prior Due Period)                                                                  8.24%
       BBse Rate (Two Due Periods Ago)                                                               8.72%
       Three Month Average BBse Rate                                                                 8.18%

C(2)   Portfolio Yield (Current Due Period)                                                         18.58%
       Portfolio Yield (Prior Due Period)                                                           20.44%
       Portfolio Yield (Two Due Periods Ago)                                                        19.14%
       Three Month Average Portfolio Yield                                                          19.39%

D      Series 1996-1 Invested Amount

D(1)   Class A Initial Invested Amount                                                     756,000,000.00
       Class B Initial Invested Amount                                                      58,500,000.00
       Collateral Initial Indebtedness Amount                                               85,500,000.00
                                                                                         -----------------
       Initial Invested Amount                                                             900,000,000.00

D(2)   Class A Investor Amount AU of the beginning of the Due Period                       756,000,000.00
       Class B Investor Amount AU of the beginning of the Due Period                        58,500,000.00
                                                                                         -----------------
       Investor Amount                                                                     891,000,000.00

D(3)   Class A Invested Amount AU the end of revolving period                            N/A
       Class B Invested Amount AU the end of revolving period                            N/A
       Collateral Indebtedness Amount AU the end of revolving period                     N/A
                                                                                         -----------------
       Invested Amount AU the end of revolving period                                    N/A

D(4)   Principal Funding Account BBlance AU of end of day on preceding
       Distribution Date                                                                             0.00
       Deposits to Principal Funding Account                                                         0.00
       Principal Funding Investment Proceeds                                                         0.00
       Withdrawals from Principal Funding Account                                                    0.00
       Allocation of Principal Funding Investment Proceeds                                           0.00
                                                                                         -----------------
       Principal Funding Account BBlance as of end of day on current Distribution Date               0.00

D(5)   Class A Invested Amount as of the beginning of the Due Period                       756,000,000.00
       Class B Invested Amount as of the beginning of the Due Period                        58,500,000.00
       Collateral Indebtedness Amount as of the beginning of the Due Period                 76,500,000.00
                                                                                         -----------------
       Invested Amount as of the beginning of the Due Period                               891,000,000.00

D(6)   Required Enhancement Amount                                                          84,645,000.00
       Enhancement Surplus                                                                     855,000.00
       Available Enhancement Amount                                                         84,645,000.00

D(7)   Floating Allocation Percentage                                                               32.93%

D(8)   Fixed Allocation Percentage                                                       N/A

       Exhibit 99 F, G and H
       Page 12 of 17

E      Servicing Fee Calculation

E(1)   Servicing BBse Amount                                                               891,000,000.00

E(2)   Servicer Interchange                                                                    556,875.00
       Class A Servicing Fee                                                                   787,500.00
       Class B Servicing Fee                                                                    60,937.50
       Collateral Servicing Fee                                                                 79,687.50
                                                                                         -----------------
       Subtotal                                                                              1,485,000.00
       Investor Monthly Servicing Fee                                                        1,485,000.00
                                                                                         -----------------
       Shortfall of Servicer Interchange                                                             0.00

E(3)   Investor Default Amount                                                               2,343,715.58
E(4)

F      Reserve Account

F(1)   Reserve Account BBlance as of end of day on preceding Distribution Date                       0.00
       Deposits to Reserve Account                                                                   0.00
       Interest earnings on Reserve Account                                                          0.00
       Withdrawals from Reserve Account                                                              0.00
                                                                                         -----------------
       Reserve Account BBlance AU of end of day on current Distribution Date                         0.00

F(2)   Required Reserve Account Amount                                                   N/A
F(3)   Available Reserve Account Amount                                                  N/A
F(4)   Reserve Draw Amount                                                                           0.00
F(5)   Reserve Account Surplus                                                                       0.00
F(6)   Covered Amount                                                                    N/A

G      Cash Collateral Account

G(1)   Initial Cash Collateral Amount                                                                0.00

G(2)   Cash Collateral Account BBlance as of end of day on preceding Distribution Date       9,000,000.00
       Deposits to Cash Collateral Account (Net of Investment Earnings)                              0.00
       Investment Earnings on Cash Collateral Account                                           38,744.34
       Withdrawals from Cash Collateral Account                                                 38,744.34
                                                                                         -----------------
       Cash Collateral Account BBlance as of end of day on current                           9,000,000.00

G(3)   Cash Enhancement Surplus                                                                      0.00

G(4)   Available Cash Collateral Amount                                                      9,000,000.00
       Required Cash Collateral Amount                                                       9,000,000.00
       Required Cash Collateral Percentage                                                           1.00%

G(5)   Required Draw Amount                                                                          0.00

H      Interest Funding Account

H(1)   Interest Funding Account BBlance as of end of day on preceding
       Distribution Date                                                                                -
       Deposits to Interest Funding Account                                                  3,759,795.00
       Interest Funding Investment Proceeds                                                     17,629.29
       Withdrawals from Interest Funding Account                                               (17,629.29)
                                                                                         -----------------
       Interest Funding Account BBlance as of end of day on current                          3,759,795.00
       Distribution Date

       Exhibit 99 F, G and H
       Page 13 of 17

I      Class A Available Funds

I(1)   Class A Floating Percentage                                                                  27.94%

I(2)   Principal Funding Investment Proceeds (if applicable to Class A)                              0.00
       Cash Collateral Account Investment Proceeds                                              32,873.29
       Interest Funding Account Investment Proceeds                                             14,957.86
       Class A Finance Charge Collections (excluding Interchange)                           11,578,517.34
       Class A allocation of Servicer Interchange                                            2,068,878.54
       Reserve Draw Amount (if applicable to class A)                                                0.00
                                                                                         -----------------
       Cclass A Available Funds                                                             13,695,227.03

I(3)   Class A Monthly Interest                                                              3,483,480.00
                                                                                         -----------------
       Class A Interest Shortfall                                                                    0.00

I(4)   Class A Additional Interest                                                                   0.00
       Class A Servicing Fee                                                                   787,500.00
       Class A Allocation of Service Interchange                                               472,500.00
       Class A Investor Default Amount                                                       1,988,564.03

I(5)   Distribution of Class A Available Funds
       Class A Monthly Interest plus amounts previously due but not distributed              3,483,480.00
       Class A Additional Interest plus amounts previously due but not distributed                   0.00
       Class A Servicing Fee plus amounts previously due but not distributed                   787,500.00
       Class A Allocation of Servicer Interchange                                              472,500.00
       Class A Investor Default Amount                                                       1,988,564.03
                                                                                         -----------------
       Total Class A Excess Spread                                                           6,963,183.00

I(6)   Class A Required Amount                                                                       0.00

J      Class B Available Funds

J(1)   Class B Floating Percentage                                                                   2.16%

J(2)   Principal Funding Investment Proceeds (if applicable to Class B)                              0.00
       Cash Collateral Account Investment Proceeds                                               2,541.38
       Interest Funding Account Investment Proceeds                                              1,156.37
       Class B Finance Charge Collections (excluding Interchange)                              895,118.02
       Class B Allocation of Servicer Interchange                                              159,941.93
       Reserve Draw Amount (if applicable to Class B)                                                0.00
                                                                                         -----------------
       Class B Available Funds                                                               1,058,757.70

J(3)   Class B Monthly Interest                                                                276,315.00
                                                                                         -----------------
       Class B Interest Shortfall                                                                    0.00

J(4)   Class B Additional Interest                                                                   0.00
       Class B Servicing Fee                                                                    60,937.50
       Class B Allocation of Servicer Interchange                                               36,562.50

J(5)   Distribution of Class B Available Funds
       Class B Monthly Interest plus amounts previously due but not distributed                276,315.00
       Class B Additional Interest plus amounts previously due but not distributed                   0.00
       Class B Servicing Fee plus amounts previously due but not distributed                    60,937.50
       Class B Allocation of Servicer Interchange                                               36,562.50
                                                                                         -----------------
       Total Class B Excess Spread                                                             684,942.70

J(6)   Class B Investor Default Amount                                                         153,732.94

       Class B Required Amount                                                                       0.00

       Exhibit 99 F, G and H
       Page 14 of 17

K      Collateral Available Funds

K(1)   Collateral Floating Percentage                                                                2.83%

K(2)   Collateral Finance Charge Collections                                                     3,329.68
       Collateral Allocation of Interest Funding Account Proceeds                                1,515.06
       Collateral Allocation of Servicer Interchange                                           209,553.55
       Collateral Allocation of Cash Collateral Account Investment Proceeds                      3,329.68
                                                                                         -----------------
       Collateral Available Funds                                                            1,387,168.66

K(3)   Collateral Monthly Interest                                                             391,935.00
                                                                                         -----------------
       Collateral Interest Shortfall                                                                 0.00

K(4)   Collateral Additional Interest                                                                0.00
       Collateral Servicing Fee                                                                 79,687.50
       Collateral Allocation of Servicer Interchange                                            47,812.50

K(5)   Distribution of Collateral Available Funds
       Collateral Servicing Fee plus amounts previously due but not distributed                 79,687.50
       Collateral Allocation of Servicer Interchange                                            47,812.50
                                                                                         -----------------
       Total Collateral Excess Spread                                                        1,259,668.66

K(6)   Collateral Investor Default Amount                                                      201,418.62

K(7)   Collateral Required Amount                                                                    0.00

L      Excess Spread and Excess Finance Charge Collections

L(1)   Total Excess Spread                                                                   8,907,794.36
       Excess Finance Charge Collections allocated from other series                                 0.00
                                                                                         -----------------
       Subtotal                                                                              8,907,794.36

L(2)   Applied to class A Monthly Interest & Additional Interest                                     0.00
       Applied to class A Servicing Fee                                                              0.00
       Applied to class A Investor Default Amount                                                    0.00
       Applied to class A Investor Charge Offs                                                       0.00
       Applied to class B Monthly Interest & Additional Interest                                     0.00
       Applied to class B Servicing Fee                                                              0.00
       Applied to class B Investor Default Amount                                              153,732.94
       Applied to class B Invested Amount reductions                                                 0.00
       Applied to collateral Servicing Fee                                                           0.00
       Applied to collateral Monthly Interest & Additional Interest                            391,935.00
       Applied to collateral Default Amount                                                    201,418.62
       Applied to collateral Indebtedness Amount reductions                                          0.00
       Applied to cash collateral Account                                                            0.00
       Applied to Other Amount Due to collateral Indebtedness Holder                                 0.00
       Applied to Reserve Account                                                                    0.00
       Applied to cash collateral Depositor                                                          0.00
                                                                                         -----------------
       Total Excess Finance Charge Collections                                               8,160,707.80

L(3)   Finance Charge Shortfall                                                                      0.00

L(4)   Portion of Reallocated Principal Collections applied to Required Amount                       0.00

       Exhibit 99 F, G and H
       Page 15 of 17

M      Principal Collections

M(1)   Collections of Principal Receivables allocable to Series 1996-1                     196,155,014.58
       Excess Principal Collections with respect to other Series                                     0.00
                                                                                         -----------------
       Subtotal                                                                            196,155,014.58

M(2)   Class A Fixed Percentage                                                          N/A
       Class A Monthly Principal                                                                     0.00

M(3)   Class B Fixed Percentage                                                          N/A
       Class B Monthly Principal                                                                     0.00

M(4)   Collateral Fixed Percentage                                                       N/A
       Collateral Monthly Principal                                                                  0.00

M(5)   Allocation of Principal Collections
       Deposit to Principal Funding Account                                                          0.00
       Distribution to Collateral Indebtedness Holder                                                0.00
       Excess Principal Collections                                                        196,155,014.58
       Principal Shortfall                                                                           0.00

M(6)   Class B Subordinated Principal Collections                                           13,020,262.89
       Collateral Subordinated Principal Collections                                        17,058,955.55
                                                                                         -----------------
       Total Subordinated Principal Collections                                             30,079,218.44

M(7)   Reallocated Principal Collections pursuant to Section 4.9(a)                                  0.00
       Reallocated Principal Collections pursuant to Section 4.9(b)                                  0.00
       Reallocated Principal Collections pursuant to Section 4.9(c)                                  0.00
                                                                                         -----------------
       Total Reallocated Principal Collections                                                       0.00

N      Accumulation Period

N(1)   Controlled Accumulation Amount (Class A)                                          N/A
       Deficit Controlled Accumulation Amount (Class A)                                  N/A
                                                                                         -----------------
       Controlled Deposit Amount (Class A)                                                           0.00

N(2)   Controlled Accumulation Amount (Class B)                                          N/A
       Deficit Controlled Accumulation Amount (Class B)                                  N/A
                                                                                         -----------------
       Controlled Deposit Amount (Class B)                                                           0.00

N(3)   Accumulation Period Factor                                                                    0.99
       Monthly Payment Rate                                                                       22.0164%
       Required Accumulation Factor Number                                                          12.00
       Accumulation Period Length                                                                       0

       Exhibit 99 F, G and H
       Page 16 of 17

O      Investor Charge Offs

O(1)   Class A Investor Charge Offs                                                                  0.00
       Class B Investor Charge Offs                                                                  0.00

O(2)   The amount of reimbursed Class A Investor Charge Offs                                         0.00
       The amount of reimbursed Class B Investor Charge Offs                                         0.00

O(3)   The amount, if any, by which the outstanding principal BBlance of the
       Certificates exceeds the Invested Amount after giving effect to all transactions on the Distribution Date
       Class A                                                                                       0.00
       Class B                                                                                       0.00

P Distributions to Class A Certificateholders (per $1,000 original principal amount)

P(1)   Total distribution to Class A Certificateholders                                              4.61
       Amount with respect to interest                                                               4.61
       Amount with respect to principal                                                              0.00
P(2)   Class A Investor Charge Offs                                                                  0.00
P(3)   The amount of reimbursed Class A Investor Charge Offs                                         0.00

Q Distributions to Class B Certificateholders (per $1,000 original principal amount)

Q(1)   Total distribution to Class B Certificateholders                                              4.72
       Amount with respect to interest                                                               4.72
       Amount with respect to principal                                                              0.00
Q(2)   Class B Investor Charge Offs                                                                  0.00
Q(3)   The amount of reimbursed Class B Investor Charge Offs                                         0.00

R Distributions to Collateral Indebtedness Holders (per $1,000 original principal amount)

R(1)   Total distribution to Collateral Indebtedness Holders                                         4.58
       Amount with respect to interest                                                               4.58
       Amount with respect to principal                                                              0.00
R(2)   Collateral Investor Charge Offs                                                               0.00
R(3)   The amount of reimbursed Collateral Investor Charge Offs                                      0.00


     NATIONSBANK  OF  DELAWARE,  N.A.
     As  Servicer


By:  \s\  Victoria  J.  Jahanbani
          ------------------------
Name:     Victoria  J.  Jahanbani
Title:     Vice  President


                                             Exhibit 99 F, G and H
                                                 Page 17 of 17